KeyCorp Second Quarter 2015 Earnings Review July 16, 2015 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

2
FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal,” “objective,”
“plan,” “expect,” “assume,” “anticipate,” “intend,” “project,” “believe,” “estimate,” or other words of similar meaning. Forward-looking statements provide management’s current expectations or forecasts of future events, circumstances, results or aspirations. Forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements.
There is no assurance that any list of risks and uncertainties or risk factors is complete.  Factors that could cause actual results to differ from those described in forward-looking statements include, but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3) adverse changes in credit quality trends; (4) our concentrated credit exposure in commercial, financial, and agricultural loans; (5)
defaults by our loan counterparties or clients; (6) the extensive and increasing regulation of the U.S. financial services industry; (7) changes in accounting policies, standards, and interpretations; (8) increasing capital and liquidity standards under applicable regulatory rules; (9) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (10) our ability to receive dividends from our subsidiary, KeyBank; (11) downgrades in our credit ratings or those of
KeyBank; (12) operational or risk management failures by us or critical third-parties; (13) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (14) negative outcomes from claims or litigation; (15) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (16) a reversal of the U.S. economic recovery due to financial, political or other shocks; (17) our ability to anticipate interest rate changes and manage interest rate risk; (18) deterioration of economic conditions in the geographic regions where we operate; (19) the soundness of other financial institutions; (20) our ability to attract and retain talented executives and employees and to manage our reputational risks; (21) our ability to timely and effectively implement our strategic initiatives; (22) increased competitive pressure due to industry consolidation; (23) unanticipated adverse effects of strategic partnerships or acquisitions and dispositions of assets or businesses; and (24) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2014 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Any forward-looking statements made by us or on our behalf speak only as of the date they are made, and Key does not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances.
This
presentation
also
includes
certain
non-GAAP
financial
measures
related
to
“tangible
common
equity,”
“Common
Equity
Tier
1,”
“Tier
1
common
equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the
Appendix of this presentation and to page 95 of our Form 10-Q dated March 31, 2015.

3
Generated positive operating leverage
Revenue up 4% from 2Q14, benefitting from growth in fee income and loans
-
Record quarter for investment banking and debt placement: $141 MM, up 42%
-
Trust and investment services up 18%
-
Cards and payments up 9%
Expense growth from prior year reflects higher performance-based compensation and the 3Q14 acquisition of Pacific Crest Securities
Asset quality remains strong
-
NCOs represented 25 bps of average loans in 2Q15, below targeted range
-
NPLs remain at a low level: 72 bps of period-end loans
Remaining disciplined with structure and relationship focus
Strong Risk
Management
Strong Risk
Management
Repurchased
$129
million
of
common
shares
in
2Q15
(a)
Increased quarterly common share dividend by 15% in 2Q15
Total 2015 payout estimated to be among the highest in our peer group for third consecutive year
Positive
Operating
Leverage
Positive
Operating
Leverage
Investor Highlights –
2Q15
Disciplined
Capital
Management
Disciplined
Capital
Management
(a)
Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

4 Financial Review * * * * * * * * * * * * * * * *

5
Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a)
From continuing operations
(b)
Year-over-year average balance growth
(c)
From consolidated operations
(d)
6-30-15 ratios are estimated
(e)
Non-GAAP measure: see Appendix for reconciliation
EPS –
assuming dilution
$ .27
$ .26
$ .28
$ .23
$  .27
Cash efficiency
ratio
(e)
65.1
%
65.1
%
64.4
%
69.7
%
65.6
%
Net interest margin (TE)
2.88
2.91
2.94
2.96
2.98
Return on average total assets
1.03
1.03
1.12
.92
1.14
Total loans and leases
4
%
5
%
5
%
5
%
6
%
CF&A
loans
10
12
12
11
13
Deposits
(excl. foreign deposits)
6
5
2
4
2
Common
Equity
Tier
1
(d),
(e)
10.7
%
10.6
%
-
-
-
Tier
1
common
equity
(e)
-
-
11.2
%
11.3
%
11.3
%
Tier
1
risk-based
capital
(d)
11.1
11.0
11.9
12.0
12.0
Tangible
common
equity
to
tangible
assets
(e)
9.9
9.9
9.9
10.3
10.2
NCOs to average loans
.25
%
.20
%
.22
%
.22
%
.22
%
NPLs to EOP portfolio loans
.72
.75
.73
.71
.71
Allowance for loan losses to EOP loans
1.37
1.37
1.38
1.43
1.46
Balance
Sheet
Growth
(a),
(b)
Balance
Sheet
Growth
(a),
(b)
Capital
(c)
Capital
(c)
Asset
Quality
(a)
Asset
Quality
(a)
Financial
Performance
(a)
Metrics
2Q15
1Q15
4Q14
3Q14
2Q14

$21.0
$23.0
$25.0
$27.0
$29.0
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
6
Average total loans up 4% in 2Q15 from prior year,
driven by CF&A up 10%
–
Average total loans up in both the
Community Bank and the Corporate Bank
Loan growth continues to be driven primarily by
CF&A loans
Total commitments continue to grow with
utilization relatively stable
Loan Growth
$ in billions
Highlights
Highlights
Average Commercial, Financial & Agricultural Loans
Average Commercial, Financial & Agricultural Loans
Average Loans
Average Loans
Exit Portfolios
Home Equity & Other
Total Commercial
$ in billions
$55.6
$26.4
$29.0
$58.0

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Transaction balances up 9%

7
Improving Deposit Mix
Highlights
Highlights
Funding Cost
Funding Cost
Deposit cost continues to improve compared to
prior year
Transaction deposit balances up 9% from 2Q14
Deposit growth of 6% from 2Q14 and 2% from
1Q15 reflects:
–
Strength in commercial mortgage servicing
–
Inflows from both commercial and
consumer clients
Average
Deposits
(a)
Average
Deposits
(a)
$ in billions
Note: Transaction deposits include noninterest-bearing, as well as NOW and MMDA
(a)
Excludes deposits in foreign office
Cost of total deposits
(a)
Interest-bearing liability cost
CDs and other time deposits
Savings
Noninterest-bearing
NOW and MMDA
.18%
.15%
.52%
.52%
.00%
.20%
.40%
.60%
.80%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$66.5
$70.3

$579
$591
2.98%
2.88%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
8
Net Interest Income and Margin
TE = Taxable equivalent
Highlights
Highlights
Net Interest Income & Net Interest Margin Trend (TE)
Net Interest Income & Net Interest Margin Trend (TE)
Net interest income up $12 MM, or 2%, from the
prior year, reflecting higher earning asset balances
mitigated by lower earning asset yields
NII up $14 MM, or 2%, from the prior quarter,
primarily due to higher earning asset balances and
more days in the second quarter of 2015
Issued $1.75 B bank-level long-term debt in 2Q15,
benefitting LCR and credit ratings profile
Maintaining moderate asset sensitive position
–
Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
–
High quality investment portfolio with average
life of 3.8 years
–
Flexibility to quickly adjust interest rate risk
position
Net interest income (TE)
NIM (TE)
$ in millions; continuing operations
NIM Change (bps):
vs.  1Q15
Higher levels of liquidity
(.02)
Lower earning asset yields
(.01)
Total Change
(.03)

23%
29%
13%
9%
9%
2%
5%
10%
Trust & Investment Services
Investment Banking & Debt
Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other
9
Noninterest Income
Highlights
Highlights
Noninterest Income
Noninterest Income
Noninterest income up 7% from prior year, driven
by strength in core businesses:
–
Record quarter for investment banking and
debt placement fees; $141 MM, up 42%
–
Trust and investment services 18% higher
–
Cards and payments up 9%
Noninterest income up 12% from prior quarter
–
Investment banking and debt placement fees
more than doubled
–
Cards and payments income up 12%
2Q15 growth more than offset lower gains from
principal investing (compared to prior year and
prior quarter) and a $17 MM gain from the early
termination of a leveraged lease in 2Q14
2Q15 Noninterest Income Diversity
2Q15 Noninterest Income Diversity
$ in millions; continuing operations
(a)
Other includes corporate-owned life insurance, principal investing, etc.
$150
$225
$300
$375
$450
$525
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Leveraged lease termination gains
$455
(a)
$488

70%
65%
60%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

$400
$500
$600
$700
$800
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
10
Focused Expense Management
Noninterest Expense
Noninterest Expense
$ in millions
Highlights
Highlights
$687
2Q15 noninterest expense up 3% from prior year,
primarily attributed to:
–
Performance-based compensation
–
Costs associated with the 3Q14 acquisition of
Pacific Crest
2Q15 included $10 MM of costs associated with
continuous improvement and efficiency efforts
Expense growth of 6% from 1Q15 driven by:
–
Performance-based compensation
–
Seasonal trends
•
Annual merit increases
•
Increased day count
•
Higher marketing spend
•
Lower employee benefits expense
–
Business services and professional fees
(a)
Non-GAAP measure: see Appendix for reconciliation
(b)
3Q12 excludes one-time gains of $54 million related to the redemption of trust preferred securities
Cash Efficiency Ratio
(a), (b)
Cash Efficiency Ratio
(a), (b)
Cash efficiency ratio, excl. costs for continuous improvement efforts
$711

$30
$36
$12
$41
.22%
.25%
.00%
.20%
.40%
.60%
$0
$10
$20
$30
$40
$50
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
.71%
.72%
0.40%
0.80%
1.20%
1.60%
$0
$200
$400
$600
$800
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
11
Nonperforming Assets
Nonperforming Assets
Net Charge-offs & Provision for Credit Losses
Net Charge-offs & Provision for Credit Losses
NPLs
NPLs to period-end loans
NCOs
Provision for credit
losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Strong Asset Quality
Highlights
Highlights
Net loan charge-offs remain below targeted range,
at 25 basis points of average loans
Nonperforming loans represented 72 basis points
of period-end loans
Allowance for loan and lease losses represented
1.37% of period-end loans: 190% coverage of
nonperforming loans
Allowance for Loan and Lease Losses
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$814
$796
206%
190%
110%
135%
160%
185%
210%
$600
$700
$800
$900
$1,000
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$410
$440

12
Disciplined capital management
–
Increased quarterly common share
dividend by 15%
–
Repurchased $129 MM of common shares
in 2Q15
Tier
1
Common
Equity
(a)
Tier
1
Common
Equity
(a)
Tangible Common Equity to Tangible Assets
(a)
Tangible Common Equity to Tangible Assets
(a)
Strong Capital
Highlights
Highlights
Book Value per Share
Book Value per Share
Note: Common share repurchase amounts include repurchases to offset issuances of common shares under our employee compensation plans
(a)
Non-GAAP measure: see Appendix for reconciliations
(b)
6-30-15 ratio is estimated
(c)
The Regulatory Capital Rules, effective January 1, 2015 for Key, introduced a new capital measure, “Common Equity Tier 1”
$11.65
$12.21
$9.00
$10.00
$11.00
$12.00
$13.00
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
11.25%
10.69%
6.00%
8.00%
10.00%
12.00%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
10.15%
9.86%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Common Equity
Tier 1
(a), (b), (c)
Common Equity
Tier 1
(a), (b), (c)

Outlook and Expectations
Average Loans
•
Mid-single digit growth vs. FY 2014
Net Interest Income
•
Up low single-digits
without the benefit of higher rates
•
NIM: down from FY 2014, reflecting continued elevated levels of liquidity; relatively stable with 2Q15 reported level
Noninterest
Income
•
Mid-single digit growth compared to 2014
Expense
•
Relatively stable with 2014
Efficiency / Productivity
•
Positive operating leverage
Asset Quality
•
Net
charge-offs
to
average
loans
below
targeted
range
of
40
–
60
bps
•
Provision expected to approximate net charge-offs
Capital
•
Disciplined management of capital including dividends and share repurchases
13
Guidance
ranges:
relatively
stable:
+/-
2%;
low
single-digit:
<5%;
mid-single
digit:
4%
-
6%;
low
double-digit:
10%
-
13%
FY 2015
FY 2015

14 Appendix * * * * * * * * * * * * * * * *

Progress on Targets for Success
(a)
Continuing operations, unless otherwise noted
(b)
Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c)
Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation
15
Balance Sheet
Efficiency
Balance Sheet
Efficiency
Moderate Risk
Profile
Moderate Risk
Profile
High Quality,
Diverse
Revenue Streams
High Quality,
Diverse
Revenue Streams
Positive
Operating
Leverage
Positive
Operating
Leverage
Disciplined
Capital
Management
Disciplined
Capital
Management
Metrics
(a)
2Q15
1Q15
Targets
Loan
to
deposit
ratio
(b)
Loan
to
deposit
ratio
(b)
NCOs to average loans
NCOs to average loans
Provision for credit losses
to average loans
Provision for credit losses
to average loans
Net interest margin
Net interest margin
Noninterest income to total revenue
Noninterest income to total revenue
Cash
efficiency
ratio
(c)
Cash
efficiency
ratio
(c)
Return on average assets
Return on average assets
87%
87%
.25%
.20%
65.1%
65.1%
1.03%
1.03%
.28%
.25%
2.88%
2.91%
45%
43%
90% -100%
40 -
60 bps
LT: >3.50%
LT: <60%
1.00% -1.25%
>40%

50%
55%
60%
65%
70%
2Q15
Business Growth,
Net of Investments
Expense Savings
Rising Rate Benefit
Long-term Target: <60%
16
Efficiency Ratio: Driving to 60% and Below
Business plans and macroeconomic environment provide path to an efficiency ratio below 60%
Cash Efficiency Ratio
(a)
Outlook
Cash Efficiency Ratio
(a)
Outlook
(a)
Non-GAAP measure: see Appendix for reconciliation
(b)
Assumes implied forward curve
2-3 year outlook: 60%
Long-term, committed to moving below 60%
(b)

Oil & Gas
Longstanding history, expertise and relationships
17
Strong Portfolio Characteristics
Strong Portfolio Characteristics
>10 years of experience in energy lending with >20
specialists dedicated to oil & gas
Focused on middle market companies, aligned with our
relationship strategy
Portfolio regularly stress tested
Primarily secured by proven reserves
Total Loans Outstanding, 6/30/15
>40% of clients’ 2015 production is hedged
Relationships contribute to noninterest income; ~5% of
FY14 investment banking and debt placement fees
Net charge-offs lower than overall portfolio
Allowance reflects estimated impact of current oil prices
Oil & Gas: 2%
Other: 98%
Oil & Gas Outstanding Balances, 6/30/15
Oilfield Services
Upstream: 60%,
$0.6 B
Midstream: 30%,
$0.3 B
Downstream: 10%,
$0.1 B
$0.1 B
Oil & Gas
$1.0 B

18
Average Total Investment Securities
Average Total Investment Securities
Highlights
Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
Continue to position portfolio for upcoming
regulatory liquidity requirements:
–
2015 average balance growth reflects
actions taken to increase liquidity reserves
–
Growth and reinvestment of portfolio cash
flows have been predominantly in GNMA
securities (~47% of total portfolio was
GNMA at 6/30/15)
Securities cash flows of $1.1 billion in 2Q15, up
slightly from $1 billion in 1Q15
Average portfolio life at 6/30/15 of 3.8 years,
compared to 3.5 years at 3/31/15
Securities to Total Assets
(b)
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield
(a)
Average HTM securities
2.10%
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0.0
$5.0
$10.0
$15.0
$20.0
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
19%
20%
10%
14%
18%
22%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$17.4
2.17%
$18.3

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
Actively Managing Rate Risk
•
High quality
•
Fixed rate agency MBS and CMOs
•
Average maturity: 3.8 years
•
GNMAs total 47% of total portfolio
•
Reinvesting cash flows into GNMAs
$11
$17
$7
$7
Size of swap
portfolio
Modeled asset
sensitivity
~3%
0%
~7%
$7
Flexibility to Adjust Rate
Sensitivity
with
Swaps
(c)
Loan Portfolio
Variable:
70%
Fixed:
30%
Deposits
(a)
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 38%
Interest-
bearing, non-
time: 55%
CDs:
7%
•
Maintaining
moderate
asset
sensitive
position
of
~3%
(b)
-
Assumes 200 basis point increase in short-term rates over a
12-month period
•
Utilize swaps for debt hedging and asset liability management
-
Fairly even pace of A/LM swap maturities
6/30/15
Swaps
($ in B)
6/30/15
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L
Management
$   10.5
2.6
1.0%
.2%
Debt
6.8
3.5
2.1
.2
$  17.3
1.5%
.2%
2Q15
$18 B
AFS: $13 B
HTM: $5 B
Balance sheet has relatively short duration and is
more impacted by the short-end of the curve
$17 B
19
Actively managing a naturally asset sensitive balance sheet
Note: Loan, deposit and investment portfolio balances reflect quarterly average balances
(a)
Excludes deposits in foreign office
(b)
Preliminary estimate
(c)
May not foot due to rounding
2Q15
2Q15

20
Asset Quality Trends
Criticized Outstandings
(a)
to Period-end Total Loans
Criticized Outstandings
(a)
to Period-end Total Loans
Delinquencies to Period-end Total Loans
Delinquencies to Period-end Total Loans
(a)
Loan and lease outstandings
(b)
From continuing operations
30 –
89 days delinquent
90+ days delinquent
.49%
.31%
.15%
.11%
.00%
.25%
.50%
.75%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
2.7%
3.1%
0.0%
1.0%
2.0%
3.0%
4.0%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Metric
(b)
2Q15
1Q15
4Q14
3Q14
2Q14
Delinquencies to
EOP total loans: 30-89 days
.31
%
.37
%
.41
%
.61
%
.49
%
Delinquencies to
EOP total loans: 90+ days
.11
.19
.17
.13
.15
NPLs to EOP portfolio loans
.72
.75
.73
.71
.71
NPAs to EOP portfolio loans + OREO + Other NPAs
.75
.79
.76
.74
.74
Allowance for loan losses to period-end loans
1.37
1.37
1.38
1.43
1.46
Allowance for loan losses to NPLs
189.8
181.7
190.0
200.5
205.6
Continuing operations
Continuing operations

Period-
end loans
Average
loans
Net loan
charge-
offs
Net loan
charge-offs
(b)
/
average loans
(%)
Nonperforming
loans
(c)
Ending
allowance
(d)
Allowance /
period-end
loans
(d)
(%)
Allowance
/
NPLs
(%)
6/30/15
2Q15
2Q15
2Q15
6/30/15
6/30/15
6/30/15
6/30/15
Commercial,
financial
and
agricultural
$   29,285
$   29,017
$            15
.21%
$                 100
$             418
1.43
418.00%
Commercial real estate:
Commercial Mortgage
7,874
7,981
-
-
26
144
1.83
553.85
Construction
1,254
1,199
(1)
(.33)
12
31
2.47
258.33
Commercial lease financing
4,010
3,981
-
-
18
53
1.32
294.44
Real
estate –
residential mortgage
2,252
2,237
-
-
67
20
.89
29.85
Home equity
10,532
10,510
8
.31
184
61
.58
33.15
Credit cards
753
737
7
3.81
2
31
4.12
N/M
Consumer other –
Key Community Bank
1,595
1,571
4
1.02
1
21
1.32
N/M
Consumer other
–
Exit Portfolio
709
745
3
1.62
9
17
2.40
188.89
Continuing total
(e)
$   58,264
$    57,978
$            36
.25%
$                 419
$             796
1.37
189.98%
Discontinued operations
1,962
2,168
2
.37
6
22
1.12
366.67
Consolidated total
$   60,226
$    60,146
$            38
.25%
$                 425
$             818
1.36
192.47%
Credit Quality by Portfolio
Credit Quality by Portfolio
Credit Quality
$ in millions
21
(a)
6-30-15 ending loan balance includes $89 million of commercial credit card balances; 6-30-15 average loan balance includes $88 million of assets from commercial credit cards
(b)
Net loan charge-off amounts are annualized in calculation
(c)
6-30-15 NPL amount excludes $12 million of purchased credit impaired loans
(d)
6-30-15 allowance by portfolio is estimated
(e)
6-30-15 ending loan balance includes purchased loans of $125 million, of which $12 million were purchased credit impaired
N/M = Not meaningful
(a)

Vintage (% of Loans)
Loan
Balances
Average
Loan Size ($)
Average
FICO
Average
LTV
% of
Loans
LTV>90%
2012 and
later
2011
2010
2009
2008 and
prior
Loans and lines
First lien
$            6,207
$          64,383
770
67%
.5%
55
%
4
%
3%
3%
35
%
Second lien
4,089
51,618
765
76
3.4
37
4
3
4
52
Community Bank
$          10,296
58,741
768
71
1.6
48
4
3
3
42
Exit portfolio
236
19,156
729
80
29.0
-
-
-
-
100
Total home equity
portfolio
$          10,532
Nonaccrual loans and lines
First lien
$                102
$          65,179
723
72%
1.3%
12
%
3
%
3%
5%
77
%
Second lien
74
47,054
712
80
1.3
5
2
2
4
87
Community Bank
$              176
56,140
718
76
1.3
9
3
2
5
81
Exit portfolio
8
22,626
702
75
24.0
-
-
-
-
100
Total home equity nonaccruals
$              184
Second quarter net charge-offs (NCOs)
Community Bank
$                 7
20
%
1
%
2%
5%
72
%
% of average loans
.27
%
Exit Portfolio
$                 1
-
-
-
-
-
% of average loans
1.64
%
(a) Average LTVs are at origination; current average LTVs for Community Bank total home equity loans and lines is approximately 68%, compared to 70% at the end of the first quarter of 2015
Home Equity Portfolio –6/30/15
Home Equity Portfolio –6/30/15
$ in millions, except average loan size
Home Equity Portfolio
Highlights
Highlights
High quality portfolio
Community bank loans and lines: 98% of total portfolio; branch-
originated
–
60% first lien position
–
Average FICO score of 768
–
Average LTV at origination: 71%
$3.9 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.6 billion are lines
$1.3 billion in lines outstanding (12% of the total portfolio)
come to end of draw period in the next four years
–
Proactive communication and client outreach initiated
near end of draw period
22
(a)

Balance Outstanding
Change
Net Loan Charge-offs
Balance on
Nonperforming Status
6-30-15
3-31-15
6-30-15 vs.
3-31-15
2Q15
1Q15
(b)
6-30-15
3-31-15
Residential properties –
homebuilder
$           6
$          6
$            -
-
$
1
$          8
$          8
Marine and RV floor plan
2
6
(4)
-
-
1
5
Commercial
lease
financing
(a)
831
877
(46)
-
(1)
-
-
Total commercial loans
839
889
(50)
-
-
9
13
Home equity –
Other
236
253
(17)
$         1
-
8
9
Marine
673
730
(57)
3
2
8
9
RV and other consumer
47
50
(3)
-
1
1
1
Total consumer loans
956
1,033
(77)
4
3
17
19
Total exit loans in loan portfolio
1,795
1,922
$        (127)
$        4
$         3
$        26
$        32
Discontinued
operations
–
education
lending
business
(not
included
in
exit
loans
above)
(c)
$    1,962
$    2,219
$        (257)
$        2
$        6
$
6
$
8
$2,560
$1,859
$0
$1,000
$2,000
$3,000
$4,000
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$ in millions; average balances
(a)
Includes
(1)
the
business
aviation,
commercial
vehicle,
office
products,
construction
and
industrial
leases;
(2)
Canadian
lease
financing
portfolios;
(3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and
qualified technological equipment leases.
(b)
Credit amounts indicate recoveries exceeded charge-offs
(c)
Excludes loans held for sale of $179 million at June 30, 2015.
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio
Exit Loan Portfolio
23

Three months ended
6-30-15
3-31-15
12-31-14
9-30-14
6-30-14
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP)
$
10,590
$
10,603
$
10,530
$
10,486
$
10,504
Less:
Intangible assets
(a)
1,085
1,088
1,090
1,105
1,008
Preferred Stock, Series A
(b)
281
281
282
282
282
Tangible common equity (non-GAAP)
$
9,224
$
9,234
$
9,158
$
9,099
$
9,214
Total assets (GAAP)
$
94,606
$
94,206
$
93,821
$
89,784
$
91,798
Less:
Intangible assets
(a)
1,085
1,088
1,090
1,105
1,008
Tangible assets (non-GAAP)
$
93,521
$
93,118
$
92,731
$
88,679
$
90,790
Tangible common equity to tangible assets ratio (non-GAAP)
9.86
%
9.92
%
9.88
%
10.26
%
10.15
%
Common Equity Tier 1 at period end
Key shareholders’ equity (GAAP)
$
10,590
$
10,603
-
-
-
Less:
Preferred Stock, Series A
(b)
281
281
-
-
-
Common Equity Tier 1 capital before adjustments and deductions
10,309
10,322
-
-
-
Less:
Goodwill, net of deferred taxes
1,036
1,036
-
-
-
Intangible
assets, net of deferred taxes
33
36
-
-
-
Deferred tax assets
1
1
-
-
-
Net unrealized gains (losses) on available-for-sale securities, net of deferred
taxes
1
52
-
-
-
Accumulated gain (loss) on cash flow hedges, net of deferred taxes
(21)
(8)
-
-
-
Amounts recorded in accumulated other comprehensive income
(loss),
net of deferred taxes
(362)
(364)
-
-
-
Total Common Equity Tier 1 capital
(c)
$
9,621
$
9,569
-
-
-
Net risk-weighted
assets (regulatory)
(c)
$
89,995
$
89,967
-
-
-
Common Equity Tier 1 ratio (non-GAAP)
(c)
10.69
%
10.64
%
-
-
-
Tier 1 common equity at period end
Key shareholders’ equity (GAAP)
-
-
$
10,530
$
10,486
$
10,504
Qualifying capital securities
-
-
339
340
339
Less:
Goodwill
-
-
1,057
1,051
979
Accumulated other comprehensive income (loss)
(d)
-
-
(395)
(366)
(328)
Other assets
(e)
-
-
83
110
86
Total Tier 1 capital (regulatory)
-
-
10,124
10,031
10,106
Less:
Qualifying capital securities
-
-
339
340
339
Preferred Stock, Series A
(b)
-
-
282
282
282
Total Tier 1 common equity (non-GAAP)
-
-
$
9,503
$
9,409
$
9,485
Net risk-weighted assets (regulatory)
-
-
$
85,100
$
83,547
$
84,287
Tier 1 common equity ratio (non-GAAP)
-
-
11.17
%
11.26
%
11.25
%
GAAP to Non-GAAP Reconciliation
$ in millions
24
a)
Three
months
ended
6/30/15,
3/31/15,
12/31/14,
9/30/14,
and
6/30/14
exclude
$55
million,
$61
million,
$68
million,
$72
million,
and
$79
million,
respectively,
of
period-end purchased credit card receivable intangible assets
b)
Net of capital surplus
c)
6-30-15 amount is estimated
d)
Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
e)
Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial
equity
investments.
There
were
no
disallowed
deferred
tax
assets
at
December
31,
2014,
September
30,
2014,
and
June
30,
2014.

Three months ended
6-30-15
3-31-15
12-31-14
9-30-14
6-30-14
Pre-provision net revenue
Net interest income (GAAP)
$
584
$
571
$
582
$
575
$
573
Plus:
Taxable-equivalent adjustment
7
6
6
6
6
Noninterest income (GAAP)
488
437
490
417
455
Less:
Noninterest expense (GAAP)
711
669
704
706
687
Pre-provision net revenue from continuing operations (non-GAAP)
$
368
$
345
$
374
$
292
$
343
Average tangible common equity
Average Key shareholders’ equity (GAAP)
$
10,590
$
10,570
$
10,562
$
10,473
$
10,459
Less:
Intangible assets (average)
(a)
1,086
1,089
1,096
1,037
1,010
Preferred Stock, Series A (average)
290
290
291
291
291
Average tangible common equity (non-GAAP)
$
9,214
$
9,191
$
9,175
$
9,145
$
9,158
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)
$
230
$
222
$
246
$
197
$
242
Average tangible common equity (non-GAAP)
9,214
9,191
9,175
9,145
9,158
Return on average tangible common equity from continuing operations (non-GAAP)
10.01
%
9.80
%
10.64
%
8.55
%
10.60
%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP)
$
233
$
227
$
248
$
180
$
214
Average tangible common equity (non-GAAP)
9,214
9,191
9,175
9,145
9,158
Return on average tangible common equity consolidated (non-GAAP)
10.14
%
10.02
%
10.72
%
7.81
%
9.37
%
Cash efficiency ratio
Noninterest expense (GAAP)
$
711
$
669
$
704
$
706
$
687
Less:
Intangible asset amortization (GAAP)
9
9
10
10
9
Adjusted noninterest expense (non-GAAP)
$
702
$
660
$
694
$
696
$
678
Net interest income (GAAP)
$
584
$
571
$
582
$
575
$
573
Plus:
Taxable-equivalent adjustment
7
6
6
6
6
Noninterest income (GAAP)
488
437
490
417
455
Total taxable-equivalent revenue (non-GAAP)
$
1,079
$
1,014
$
1,078
$
998
$
1,034
Cash efficiency ratio (non-GAAP)
65.1
%
65.1
%
64.4
%
69.7
%
65.6
%
GAAP to Non-GAAP Reconciliation
(continued)
$ in millions
(a)
Three months ended 6/30/15, 3/31/15, 12/31/14, 9/30/14 and 6/30/14 exclude $58 million, $64 million, $69 million, $76 million, and $82 million, respectively,  of average purchased credit card receivable intangible assets
25

KeyCorp & Subsidiaries
$ in billions
Quarter ended
June 30, 2015
Common Equity Tier 1 under current regulatory rules
$                   9.6
Adjustments from
current regulatory rules to the Regulatory Capital Rules:
Deferred
tax assets and other assets
(b)
(.1)
Common Equity Tier 1 anticipated under the Regulatory Capital Rules
(c)
$                   9.6
Net risk-weighted assets under current regulatory rules
$                  90.0
Adjustments from
current regulatory rules to the Regulatory Capital Rules:
Mortgage
servicing assets
(d)
.5
Deferred tax
assets
(d)
-
Significant investments
(d)
-
Other assets
(e)
-
Total risk-weighted assets anticipated under the Regulatory
Capital Rules
(c)
$                 90.5
Common Equity Tier 1 under the Regulatory Capital
Rules
10.6
%
(a)
Common Equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies.  Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b)
Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c)
The
anticipated
amount
of
regulatory
capital
and
risk-weighted
assets
is
based
upon
the
federal
banking
agencies’
Regulatory
Capital
Rules
(as
fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250% under the fully implemented final rule
(e)
Under the fully implemented rule, certain deferred tax assets and intangible assets subject to the transition provision are no longer required to be risk-weighted because they are deducted directly from capital.
Table may not foot due to rounding
26
Common Equity Tier 1 Under the Regulatory Capital Rules
(estimated)
(a)